UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
(Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
(Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
(Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2015

Item 1. Reports to Stockholders.

Semi-Annual Report
June 30, 2015

Evermore
Global
Value
Fund

Table of Contents

Shareholder Letter & Management Discussion
of Fund Performance	1

Sector Allocation	12

Expense Example	13

Schedule of Investments	15

Statement of Assets and Liabilities	20

Statement of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights	26

Notes to Financial Statements	30

Additional Information	45

Privacy Notice	46

Evermore Global Value Fund

Elements of Our Special Situations Approach to Investing

At Evermore Global Advisors, we employ a special situations approach to investing.  We seek to leverage our deep operating and investing experience and extensive global relationships to identify and invest in companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking To Generate Value . . .

•
Catalyst-Driven Investing.  We do more than pick cheap stocks and hope for their prices to rise.  We invest in companies where a series of catalysts exist to unlock value.  The catalysts we look for reflect strategic changes in the company’s management, operations or financial structure that are already underway.  They are not broadly recognized, but they are likely to have a significant impact on the performance of a business (and its stock price) over time.

Supporting Our Approach . . .

•
Original Fact-Based Research.  We do not rely on sell-side brokerage reports to research companies.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience.  Our senior team has hands-on business operating experience, including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships.  Over the past 25 years, our investment team has developed an extensive global network of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate and better evaluate investment opportunities.

•
Taking a Private Equity Approach to Public Equity Investing.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.

•
Always Active, Sometimes Activist.  We are always engaged with the companies in which we invest to ensure management teams follow through on their commitments to change.  On limited occasions, when we are not satisfied with the efforts of management, we may play an activist role working with other shareholders to facilitate change.

Evermore Global Value Fund

Executing Our Approach . . .

•	Targeting Complex Investment Opportunities. We love looking at holding companies and conglomerates that are often under-researched and/or misunderstood.

•
Investing Across the Capital Structure.  We evaluate all parts of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Investing in Merger Arbitrage and Distressed Situations.  We look to take advantage of announced merger and acquisition deals where an attractive spread exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, or are involved in reorganizations or financial restructurings.

•
Exploiting Short Selling Opportunities.  We will seek to take advantage of short selling opportunities to address currency, security, sector and market risk, and will also take short positions in merger/arbitrage situations, as well as to take advantage of deteriorating company fundamentals.

•
Managing Cash Levels.  We may hold significant cash positions in order to have “dry powder” for new investments, or when there is an absence of opportunities that will meet our strict criteria for investment.

Evermore Global Value Fund

A Letter from the Portfolio Manager

David Marcus
Portfolio Manager

Dear Shareholder:

The Fund got off to a strong start in 2015, outpacing many of its Morningstar World Stock funds peer group, as well as its benchmarks.  For the six months ended June 30, 2015, Institutional Class shares (EGVIX) of the Evermore Global Value Fund (“Fund”) were up 10.50% vs. 1.43% for the HFRX Event Driven index and 2.66% for the MSCI ACWI Index.

Six Months Ending June 30, 2015

The first half of 2015 brought a mix of positive and negative macro developments.  In the first quarter, global macro developments were plentiful, significant, and mostly positive.  First, the Euro/USD exchange rate hit multi-year lows and declined 11.2% to 1.075 at the end of the first quarter, which was good news for those European companies that are major exporters of goods and services.  Second, oil also hit multi-year lows, producing cost savings for industrial companies globally.  Third, the European Central Bank (“ECB”) announced a 1.3 trillion Euro ($1.45 trillion) quantitative easing (“QE”) program and increased its 2015 European Union (“EU”) Gross Domestic Product (“GDP”) growth target from 1.0% to 1.5%.  We believe this program could produce the same type of multi-year positive results for European markets as the Federal Reserve’s QE program produced for U.S. markets.  Finally, ECB President Mario Draghi stated that most indicators suggested that a sustained Eurozone recovery has taken hold.  On the negative front, the anti-austerity, radical leftist Syriza party swept to victory in the January Greek elections, once again bringing into question whether Greece would leave the Eurozone.  As a result, Greek markets were extremely volatile during the quarter.  Another major event during the quarter was the Swiss National Bank’s sudden move to remove its floor of 1.20 on the

Euro/Swiss franc exchange rate.  This caused a significant decline in prices of some Swiss companies, which we sought to take advantage of.

The second quarter brought volatility across most major markets.  The Greek debt crisis once again reared its ugly head, taking a toll on global stock markets at the end of the second quarter.  China was an exceedingly volatile market, where indices seesawed, and many experienced a near 20% drop during the quarter.  According to a July 5, 2015 article in The New York Times, since peaking on June 12th, more than $2.7 trillion in market value evaporated from the Chinese equity markets in just a few short weeks.  In Europe, there continued to be positive macro developments in the region, including the ECB’s announcement that it would accelerate its QE program and generally stronger economic data across the Eurozone.

Our Take on Greece

As we have communicated on many occasions, we like to always conduct our own original fact-based research and not rely on news headlines, sell-side research or what the pundits might be saying.  So, one of our senior research analysts and I went to Greece in April to assess the situation.  We met with brokers, economists, and over one and a half dozen companies, including banks.  Our conclusion after the trip was that Greece was headed for additional volatility and, as a result, we decided to exit our one Greek position – OPAP SA.

Greece dominated the headlines at the end of the second quarter and into the third.  Greek Prime Minister Tsipras was unable to negotiate a deal with creditors to his government’s satisfaction; he then called for a referendum on the creditors’ bailout terms; Greece defaulted on repayment of €1.55 billion to the International Monetary Fund (“IMF”); and Tsipras got his wish on the referendum when 61% of voting Greek citizens voted “No” to creditors’ bailout terms.  At the beginning of July, Greece slid further into crisis as banks and the stock market closed pending resolution with the European Central Bank (“ECB”), IMF and other Euro Zone consortiums that hold the cards for its future.  Although an agreement was finally announced in July, we do not believe that Greece will actually be able to comply with the terms of the deal.  However, this reprieve should give Greece a chance to restart their economy and have time to find ways to fine tune the deal with the rest of Europe.

Portfolio Construction and Activity

As of June 30, 2015, the Fund continued to maintain a large percentage of its assets in European special situations, as we believe the region continues to offer the best investment opportunities.  As of June 30, 2015, the Fund’s geographic breakdown (as a percent of total net assets) was as follows:

Region	% Net Assets
Europe	58.15%
U.S.	18.34%
Asia	12.23%
Cash & Equivalents	11.28%

We believe an understanding of how the portfolio breaks down from a strategy classification standpoint helps present an informative picture of our concentrations.  As shown in the chart below, the portfolio has its highest weighting in companies going through restructurings and/or recapitalizations, followed by what we call “Compounders” – companies that often are family-controlled and have historically compounded their stock prices at attractive rates over many years.

Strategy Classification	% Net Assets
Restructuring/Recap	41.74%
Breakup/Spinoff	12.27%
Merger/Arbitrage	0.00%
Liquidation	4.84%
Compounder	16.45%
Other Special Situations	13.46%
Other (Cash, Options, Hedges, etc.)	11.24%

We met with dozens of company management teams during the first half of the year, both in the U.S. and abroad, and continued to find the majority of new opportunities in Europe.  As evidenced in recent corporate earnings reports and regulatory filings, European economies and companies alike continued to make slow, but steady progress.

The Fund was quite active in the first six months of the year.  We sold positions that either hit our intrinsic value estimates or that we decided to move on from in order to take advantage of better opportunities.  Of the 12 new companies in which the Fund invested, 7 were European, 4 were U.S., and 1 was Asian.

Catalysts were at work across our portfolio during the first half of 2015.  These catalysts included the merger between Alliant Technology and Orbital Sciences, which led to the Vista Outdoor spinoff; Maire Tecnimont selling its interest in its Biolevano biomass power plant; ThyssenKrupp selling its VDM alloys business; Vivendi disclosing that it boosted its stake in Telecom Italia to 14.9% and that it was not ruling out increasing its stake further; and CK Hutchison Holdings spinning off its property-related business, CK Property, which the Fund now also owns.

Portfolio Review

The Fund’s top 10 positions as of June 30, 2015 were:

Issuer Name	Country	% Net Assets
Hawaiian Electric Industries, Inc.	U.S.	5.86%
Vivendi SA	France	5.07%
NN Group NV	Netherlands	4.36%
Bolloré SA	France	4.15%
Lifco AB – B Shares	Sweden	4.14%
CFE	Belgium	3.77%
ING Groep NV	Netherlands	3.70%
Fomento de Construcciones y Contratas SA	Spain	3.55%
Ambac Financial Group, Inc.
(common and warrants)	U.S.	3.42%
Marine Harvest ASA	Norway	3.40%

The top ten issuer positions represented 41.4% of the Fund’s net assets.  Below please find short summaries of several of the top 10 positions.

Our position in Hawaiian Electric Industries is a bit misleading.  At June 30, 2015, the Fund also had a short position (-4.66% of net assets) in NextEra Energy Inc., which is planning to merge with Hawaiian Electric.  The merger is subject to approval from the Hawaii Public Utilities Commission (PUC).  At the closing of the merger, Hawaiian Electric will be distributing to shareholders shares in its wholly-owned bank subsidiary, Hawaii ASB.  We saw an interesting arbitrage opportunity with this merger to buy Hawaiian Electric and short NextEra to cheaply create the Hawaii ASB spin-off before the distribution to shareholders actually happens.  While other Hawaiian banks trade at from 1.5 to 2.5 times book value, we are creating Hawaii ASB just below 1 times book value (50% discount to our estimate of intrinsic value).  The biggest risk to this investment is that the Hawaii PUC does not approve the merger.

Vivendi is a break-up, and refocusing story. The company has undergone a major transformation from a disparate, undermanaged group of telecom and media assets into a smaller, more focused media powerhouse. We believe Vivendi is led by extremely aggressive and talented management, including Chairman Vincent Bolloré, who is the largest single shareholder in Bolloré SA (another Fund holding).  Over the past two years, the company has gone from being highly levered to one with a net cash position.  The company has announced that it will make special dividend payments in 2015 and 2016.

Ambac, a U.S.-based insurer, saw its stock decline significantly during the quarter.  Much of this was tied to the negative reactions to the headlines about Puerto Rico debt risk.  In late June, the governor of Puerto Rico unexpectedly announced that the commonwealth would be unable to repay its municipal debt obligations, which resulted in all municipal insurers selling off precipitously.  Our view is that Ambac has more than sufficient claims-paying resources, which exclude the potential recoveries stemming from the ongoing litigation assets, to pay future Puerto Rico obligations.  A substantial portion of Ambac’s Puerto Rico exposures are senior, long-dated maturities with no acceleration rights on the insured bonds without Ambac’s explicit consent.  We took advantage of the weakness and added to our Ambac position at a significant discount to our estimate of intrinsic value.

Marine Harvest, based in Norway, is the world’s largest producer of Atlantic salmon. We believe Marine Harvest will use any market disruptions (and its strong balance sheet) to its advantage through further consolidation of a fragmented industry.  In addition, we believe further acquisitions and a proactive move toward vertical integration will collectively serve as catalysts to mute the cyclical nature of the business and create structural cost advantages relative to peers.  In our opinion, Marine Harvest has a shareholder friendly, best-in-class management team and counts Norwegian billionaire, John Fredriksen, as its largest shareholder.  Shares trade at less than 10 times our estimate of forward earnings and offer nearly a 10% dividend yield.

Closing Thoughts

Given the dramatic strength in the dollar vs. all major currencies, I would like to remind you that we have always hedged our currency exposure. My view has always been that we are stock pickers – not FX speculators. By hedging our currency exposure, we are not making a currency call – if you in fact do not hedge, you are actually making a currency call.  Our goal is to negate the portfolio level exposure that we have as a dollar denominated fund.

The first half was a nice start to the year. When we look at opportunities around the world, we continue to believe the most compelling special situations are in Europe first and foremost and then here in the U.S.  We are seeing one-off opportunities in Asia as well.  It is still early days in Europe. There will likely continue to be volatility, but we believe the values are there and we will continue to focus on taking advantage of the breakups, spin-offs and various restructuring situations that we believe will add the most value for our investors.

As I have done for the past 18 years, I attended the Berkshire Hathaway annual meeting in Omaha in early May.  I go to spend time with old friends from other investment management firms, share ideas, but particularly to hear some new words of wisdom from Warren Buffett and Charlie Munger.  As always, Charlie Munger had some great one-liners – with respect to including certain countries in the Euro:  “You shouldn’t create a partnership with your drunken, shiftless brother-in-law,” and with respect to activist investors:  “I’m trying to think of any activists I’d like to marry into the family.”  Funny stuff.

But, two of my major takeaways from the meeting were Buffett’s thoughts on Europe and the requisite attributes of his CEO successor.

With respect to Europe, Buffett spoke about what he perceived as an opportunity to cheaply buy assets in Europe.  He said that he thought there may be bargains found in Europe as compared to the United States.  Berkshire recently acquired a German motorcycle apparel and accessories retail company and intimated there may be more buying on the Continent to come in saying, “I will predict we buy at least one German company in the next five years.”

When Buffett was questioned about the attributes a successor would need to take over as CEO of Berkshire, Buffett responded that the job requires more than investing expertise:  “I would not want to put someone in charge of Berkshire with only investing experience and not any operational experience,” he said, adding that he learned a lot in his operational experience that he wouldn’t have learned if he’d stayed in investments all his life. He surmised that it would be optimal to have a CEO who had dual experience in both.  Like Buffett, we strongly believe that our extensive business operating experience gives us an investing edge.

Interestingly, renowned distressed debt investor Howard Marks also recently spoke about the investment opportunities he is seeing in Europe.  He echoed Buffett’s (and our) views that there are European opportunities that may offer better risk-adjusted returns than those in the U.S.  Many other professional investors have also come off the sidelines and are finally beginning to see what we have seen for the past several years – that investment opportunities are rich on the European continent.  We are busier than ever researching these opportunities, as well as others around the globe, and continue to see an extremely robust environment for the types of investments that we focus on.

Finally, one last important Fund update.  We are very pleased to announce that we decided to go back to our roots in the mutual fund industry and offer only no-load classes of shares, so as of May 1, 2015, we removed the sales load from our former Class A shares, which are now called “Investor Shares.”  Our former Class I shares are now called “Institutional Shares.”

We once again thank you for your continued confidence and support.

Sincerely,

David E. Marcus
Portfolio Manager

Management’s Discussion of Fund Performance

The Evermore Global Value Fund got off to a strong start in 2015, outpacing many of the funds in its  Morningstar World Stock peer group, as well as its benchmarks.  For the six months ended June 30, 2015, Institutional Class shares (EGVIX) of the Evermore Global Value Fund (“Fund”) were up 10.50% vs. 1.43% for the HFRX Event Driven index and 2.66% for the MSCI ACWI Index.

The largest issuer contributors and detractors to Fund performance for the six months ended June 30, 2015 were:

Top Contributors	Top Detractors

Maire Tecnimont S.p.A. (Italy)	Ambac Financial Group, Inc. (U.S.)

ING Groep NV (Netherlands)	Fomento de Construcionnes y
Contratas SA (Spain)

Vista Outdoor Inc. (U.S.)	OPAP SA (Greece)

Universal Entertainment Corp. (Japan)	Sevan Drilling ASA (Norway)

Deutsche Office AG (Germany)	Gramercy Property Trust (U.S.)

Below please find our thoughts on several of the aforementioned top contributors and leading detractors.  We took advantage of weakness during the period by opportunistically adding to many of our positions.

We initiated our position in Maire Tecnimont (“MT”) in Q1 2014.  MT is a €890 million ($992 million) market cap engineering, procurement and construction company based in Italy.  Despite current market conditions, the company has consistently generated strong cash flows, improved margins and secured new orders.  Management continues to dispose non-core assets and announced plans in Q1 to sell a minority stake in its wholly-owned subsidiary, Stamicarbon, the market leader in the development and licensing of urea technology.  We believe this sale will showcase the lesser-known “hidden gem” buried inside the company and further crystallize the intrinsic value, which we estimate at €3.50.  With the remaining non-core asset sales, recent settlement proceeds from an arbitration tied to a legacy project and cash flows from operations, we believe the company can accelerate its debt repayment and achieve a net cash balance sheet by the end of the year.

We synthetically created our Vista Outdoor position in Q4 2014, prior to its official spinoff from Alliant Techsystems Inc. in February 2015.  The spinoff occurred simultaneously with the merger of Alliant and Orbital Sciences Corp., and our position was established by purchasing shares of Alliant and shorting shares of Orbital in accordance with the terms of the merger.  At the time of entry, we believed fears regarding the deterioration of Vista’s end markets were overblown.  Further, it was apparent to us that the implied price of Vista had become detached from its fundamentals.  Instead, Vista’s pre-spin price seemed to be the indiscriminately-determined byproduct of share price gyrations of both Alliant and Orbital.  At our cost basis, we created Vista, a market leader in a high quality and capital light industry, for 9 times our estimate of forward free cash flow, and well below our “Base Case” NAV estimate of $44.  Beyond the high quality of the business and bargain price, we believed we were hedged on the downside given Vista’s under-levered balance sheet (a rarity among spinoffs), the high caliber of management, and what we estimated to be potentially limited losses should the merger have fallen through.

Vista Outdoor illustrates the value of our flexible and opportunistic approach to investing.  If we were restricted from taking short positions in securities, we would not have been able to create Vista so cheaply.  Finding severely mispriced securities with actionable catalysts is a challenge.  Thus, having as many tools in our toolbox to help uncover such situations is invaluable to our efforts.  We exited this position during the first quarter.

Shares in Universal Entertainment were up approximately 53.7% during the first half of 2015.  With a market cap of ¥221.9 billion ($1.8 billion), Universal is one of the leading developers and manufacturers of pachinko gaming machines in Japan.  The underlying core pachinko business continues to generate strong cash flows, which allowed the company to declare and pay both a ¥15 ($0.12) per share ordinary dividend and a ¥30 ($0.25) per share special dividend in the second quarter.  We continued to have high conviction even at these current levels, which are underpinned by our views on a potential favorable judgment on the litigation with Wynn Resorts, aggressive management, an overcapitalized balance sheet, free optionality in the Philippines casino, and an unprecedented governmental push for better corporate governance.  We believe Universal remains significantly undervalued, trading in excess of a 40% discount to our intrinsic value estimate.

Ambac, a $730 million market cap US-based insurer, saw its stock decline significantly during the second quarter.  Much of this was tied to the negative reactions to the headlines about Puerto Rico debt risk.  In late June, the governor of Puerto Rico unexpectedly announced that the commonwealth would be unable to repay its municipal debt obligations, which resulted in all municipal insurers selling off precipitously.  Our view is that Ambac has more than sufficient claims-paying resources, which exclude the potential recoveries stemming from the ongoing litigation assets, to pay future Puerto Rico obligations.  A substantial portion of Ambac’s Puerto Rico exposures are senior, long-dated maturities with no acceleration rights on the insured bonds without Ambac’s explicit consent.  We took advantage of the weakness and added to our Ambac position.

Despite reporting its first quarter of profitability in 10 quarters and being awarded a large contract to build a Panama City subway line in May, Fomento de Construcionnes y Contratas (FCC), the Spain based concessions and construction conglomerate, was one of our largest detractors to performance in the first half of 2015.  The company completed a major financial restructuring in late 2014 that reduced its debt by 20% and refinanced the remainder at more favorable terms.  Net Debt/EBITDA went from 8.3 times at the end of 2013 to 5.6 times at the end of 2014.  Although the company remains highly levered, the debt was restructured so 72% of the maturities were pushed to 2018 and beyond.  As part of this restructuring, Carlos Slim, the Mexican billionaire and value creator, acquired a 25.6% stake in the company.  We believe that Slim’s involvement, along with continued non-core asset sales, additional focus on operational improvements, and improving business fundamentals, position the company’s common equity well to reach our intrinsic value target.

As of June 30, 2015, the Fund had approximately 11.28% of its net assets in cash and equivalents.

Opinions expressed are those of Evermore Global Advisors and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

While the Fund is no load, management fees and other expenses still apply.  Please refer to the prospectus for further details.

Mutual fund investing involves risk. Principal loss is possible.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested in the securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.  Due to the focused portfolio, the fund may have more volatility and more risk than a fund that invests in a greater number of securities. Additional special risks relevant to the fund involve derivatives and hedging. Please refer to the prospectus for further details.

Please refer to the Schedules of Investments for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World Index (MSCI AWCI) is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax. The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. The HFR Event-Driven (Total) Index is being used under license from Hedge Fund Research, Inc. which does not approve or endorse Evermore Global Value Fund.

It is not possible to invest directly in an index.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets. Market Cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share. Intrinsic value is the price a reasonable buyer would pay for all of a company’s assets.  Discount to intrinsic value is calculated by dividing the market price of a company’s stock by its intrinsic value and then subtracting 1. Net Debt is a company’s long term debt less its cash and equivalents.  EBITDA is earnings before interest, taxes, depreciation and amortization is an approximate measure of a company’s operating cash flow based on data from the company’s income statement.  Free cash flow is a measure of how much cash a business generates after accounting for capital expenditures.

Please note that the following exchange rates were used to convert the foreign currencies discussed in this document (as of 6/30/15):  Euro (1.1148520591) and Japanese Yen (0.0081709360).

Must be preceded or accompanied by a prospectus.

The Evermore Global Value Fund is distributed by Quasar Distributors, LLC.  Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank N.A.

Evermore Global Value Fund

SECTOR ALLOCATION* as a Percentage of Net Assets at June 30, 2015 (Unaudited)

*	Includes investments in securities and securities sold but not yet purchased.
#	Cash equivalents and other assets less liabilities.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended June 30, 2015 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/15 – 06/30/15).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 30 calendar days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended June 30, 2015 (Unaudited), Continued

To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/15	6/30/15	1/1/15 – 6/30/15*
Investor Class Actual	$1,000	$1,104	$8.29
Investor Class Hypothetical
(5% annual return before expenses)	$1,000	$1,017	$7.95

Institutional Class Actual	$1,000	$1,105	$6.99
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000	$1,018	$6.71

*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period, including interest expense and dividend expense on securities sold short, of 1.59% for Investor Class shares and 1.34% for Institutional Class shares multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited)

Shares		Value

COMMON STOCKS – 87.6%

Asset Management &
Custody Banks – 3.9%
173,600	Voya Financial, Inc.
	(United States)	$8,067,192
13,524,484	SC Fondul
	Proprietatea SA
	(Romania)	2,678,783
		10,745,975

Casinos & Gaming – 2.6%
323,000	Universal
	Entertainment
	Corp. (Japan)	7,302,700

Construction & Engineering – 9.8%
84,477	Compagnie
	d’Enterprises
	(Belgium)1	10,496,288
971,292	Fomento de
	Contrucciones
	(Spain)*1	9,883,144
2,162,511	Maire Tecnimont
	SpA (Italy)*1	7,025,304
		27,404,736

Diversified Financial Services – 3.7%
625,020	ING Groep NV
	(Netherlands)1	10,319,680

Diversified Telecommunication
Services – 5.8%
6,895,287	Telecom Italia
	SpA (Italy)*1	8,748,062
1,102,337	AINMT AS
	(Norway)*2	7,451,595
		16,199,657

Electric Utilities – 5.9%
549,471	Hawaiian Electric
	Industries1
	(United States)	16,335,773

Energy Equipment & Services – 0.2%
519,612	Sevan Drilling
	AS (Norway)*	577,903

Food Products – 3.4%
826,164	Marine Harvest
	ASA (Norway)	9,472,944

General Merchandise Stores – 2.0%
278,157	Retail Holdings NV
	(Hong Kong)2	5,702,219

Health Care Providers
& Services – 4.1%
565,027	Lifco AB (Sweden)	11,552,932

Household Durables – 1.5%
1,704,607	Delclima (Italy)	4,059,222

Industrial Conglomerates – 9.3%
2,173,855	Bollore SA
	(France)1	11,572,339
635,000	CK Hutchinson
	Holdings Ltd
	(Hong Kong)	9,330,586
34,435,400	K1 Ventures Ltd.
	(Singapore)	5,113,472
		26,016,397

Insurance – 7.1%
431,866	NN Group NV
	(Netherlands)1	12,140,192
462,431	Ambac Financial
	Group, Inc.1
	(United States)*	7,694,852
		19,835,044

Life Sciences Tools & Services – 2.2%
2,041,005	Enzo Biochem Inc.
	(United States)*	6,184,245

Media – 7.4%
237,616	Promotora de
	Informaciones
	(Spain)*	2,106,008
491,091	Promotora De
	Informaciones SA –
	(Spain) ADR*	4,351,066
560,100	Vivendi SA
	(France)1	14,127,698
		20,584,772

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited), Continued

Shares		Value

Metals & Mining – 5.2%
8,195,644	Schmolz +
	Bickenbach AG
	(Switzerland)*	$7,275,667
273,400	ThyssenKrupp AG
	(Germany)	7,112,521
		14,388,188
Multi-line Insurance – 2.6%
116,100	American
	International
	Group, Inc.
	(United States)	7,177,302

Oil, Gas & Consumable Fuels – 2.0%
290,700	Par Petroleum Corp.
	(United States)*	5,441,904

Other Diversified Financial
Services – 2.4%
47,933	Ackermans &
	van Haaren NV
	(Belgium)	6,821,387

Real Estate Management
& Development – 5.0%
794,000	Cheung Kong
	Property Holdings
	Ltd (Hong Kong)*	6,586,322
563,599	Magnolia Bostad
	AB (Sweden)*	2,488,311
1,489,383	Selvaag Bolig AS
	(Norway)	4,863,012
		13,937,645
Road & Rail – 1.5%
1,074,200	Nobina AB
	(Sweden)*	4,068,817

TOTAL COMMON STOCKS
(Cost $233,900,231)		244,129,442

PARTNERSHIPS & TRUSTS – 5.2%

Real Estate Investment Trusts – 5.2%
237,764	Gramercy Property
	Trust, Inc.
	(United States)	5,556,545
410,528	WP GLIMCHER
	Inc. (United States)	5,554,444
264,700	Saltangen Property
	(Sweden)2	3,320,784
		14,431,773
TOTAL PARTNERSHIPS & TRUSTS
(Cost $13,193,380)		14,431,773

WARRANTS – 0.8%

Diversified Financial Services – 0.1%
302,728	Alpha Bank AE,
	Expiration:
	December, 2017,
	Exercise Price
	$0.45
	(Greece)	163,686
1,363,861	Hellenic Financial
	Stability Fund,
	Expiration:
	January, 2018,
	Exercise Price
	$1.73
	(Greece)	196,145
		359,831
Insurance – 0.7%
242,871	Ambac Financial
	Group, Inc.,
	Expiration:
	April, 2023,
	Exercise Price
	$16.67
	(United States)*	1,845,819

TOTAL WARRANTS
(Cost $4,157,692)		2,205,650

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited), Continued

Contracts		Value

CALL OPTIONS PURCHASED – 0.0%

Hedges – 0.0%
883	CurrencyShares
	Japanese Yen Trust,
	Expiration:
	January, 2016,
	Strike Price $85.00
	(United States)3	$46,358
299	CurrencyShares
	Swiss Franc Trust,
	Expiration:
	December, 2015,
	Strike Price $110.00
	(United States)3	41,113
336	SPDR Gold Trust,
	Expiration:
	September, 2015,
	Strike Price $118.00
	(United States)3	35,280
367	iShares TIPS Bond,
	Expiration:
	December, 2015,
	Strike Price $115.00
	(United States)3	29,360
140	iShares 20+ Year
	Treasury Bond ETF,
	Expiration:
	January, 2016,
	Strike Price $130.00
	(United States)3	19,250
345	iShares 1-3 Year
	Treasury Bond ETF,
	Expiration:
	December, 2015,
	Strike Price $85.00
	(United States)3	9,488
77	SPDR Gold Trust,
	Expiration:
	January, 2016,
	Strike Price $128.00
	(United States)3	8,316
		189,165
Multi-line Insurance – 0.0%
4,450	Genworth Financial,
	Inc., Expiration:
	January, 2016,
	Strike Price $15.00
	(United States)3	13,350

TOTAL CALL OPTIONS
PURCHASED
(Cost $1,115,408)		202,515

PUT OPTIONS PURCHASED – 0.1%

Hedges – 0.1%
562	SPDR Select Sector
	Fund – Utilities,
	Expiration:
	January, 2016,
	Strike Price $40.00
	(United States)	93,572
453	CurrencyShares Euro
	Currency Trust,
	Expiration:
	January, 2016,
	Strike Price $103.00
	(United States)	72,480
246	iShares National
	AMT-Free
	Muni Bond,
	Expiration:
	November, 2015,
	Strike Price $105.00
	(United States)	30,135
330	iShares Silver Trust,
	Expiration:
	January, 2016,
	Strike Price $14.00
	(United States)	21,945
5	SPDR S&P 500,
	Expiration:
	January, 2016,
	Strike Price $202.00
	(United States)	4,375

TOTAL PUT OPTIONS
PURCHASED
(Cost $196,381)		222,507

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2015 (Unaudited), Continued

Shares	Value

SHORT-TERM INVESTMENT – 4.2%

Money Market Fund – 4.2%
11,657,242	Invesco Liquid
Assets Portfolio –
Institutional
Class, 0.110%4	$11,657,242

TOTAL SHORT-TERM
INVESTMENT
(Cost $11,657,242)	11,657,242

TOTAL INVESTMENTS
IN SECURITIES – 97.9%
(Cost $264,220,334)	272,849,129

Other Assets in
Excess of Liabilities – 2.1%	5,910,293

TOTAL NET
ASSETS – 100.0%	$278,759,422

*	Non-income producing security.
ADRAmerican Depositary Receipt
1	All or a portion of this security was segregated as collateral for forward currency contract.
2	Affiliated company as defined by the Investment Company Act of 1940.
3	100 shares per contract.
4	Seven-day yield as of June 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

SCHEDULE OF SECURITIES SOLD BUT NOT YET PURCHASED at June 30, 2015 (Unaudited)

Shares		Value

SECURITIES SOLD BUT NOT
YET PURCHASED

COMMON STOCKS – 5.0%

Oil, Gas & Consumable Fuels – 0.3%
49,000	Statoil ASA
	(Norway)	$875,575

Electric Utilities – 4.7%
132,587	NextEra
	Energy Inc.
	(United States)	12,997,504

TOTAL SECURITIES SOLD
BUT NOT YET PURCHASED
(Proceeds $14,574,833)		$13,873,079

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

COUNTRY ALLOCATION at June 30, 2015 (Unaudited)

Country	Long Exposure	Short Exposure^	Net Exposure
United States	29.3%	5.0%	24.3%
France	9.9%	—	9.9%
Netherlands	8.7%	—	8.7%
Hong Kong	8.4%	—	8.4%
Sweden	8.3%	—	8.3%
Norway	8.6%	0.3%	8.3%
Italy	7.7%	—	7.7%
Belgium	6.7%	—	6.7%
Spain	6.3%	—	6.3%
Japan	2.8%	—	2.8%
Switzerland	2.8%	—	2.8%
Germany	2.7%	—	2.7%
Singapore	2.0%	—	2.0%
Romania	1.0%	—	1.0%
Greece	0.1%	—	0.1%
Total	105.3%	5.3%	100.0%

^ Security sold but not yet purchased.

FORWARD FOREIGN CURRENCY CONTRACTS at June 30, 2015 (Unaudited)

As of June 30, 2015, the Fund had the following forward currency contracts outstanding with Morgan Stanley:

	Amount			Amount
	of			of		Net
Currency	Currency	Settle-	Currency	Currency		Unrealized
to be	to be	ment	to be	to be	Fair	Appreciation
Received	Received	Date	Delivered	Delivered	Value	(Depreciation)
USD	7,272,740	9/14/15	CHF	6,761,000	$7,253,187	$19,553
USD	120,488,305	9/14/15	EUR	106,967,600	119,383,260	1,105,045
USD	7,219,832	9/14/15	JPY	896,200,000	7,330,255	(110,423)
USD	22,004,176	9/14/15	NOK	171,004,000	21,771,159	233,017
USD	3,096,830	9/14/15	RON	12,230,000	3,043,105	53,724
USD	21,084,332	9/14/15	SEK	173,809,600	21,000,704	83,627
USD	4,736,892	9/14/15	SGD	6,400,000	4,746,604	(9,712)
EUR	7,000,000	9/14/15	USD	7,970,424	7,812,485	(157,939)
RON	850,000	9/14/15	USD	215,244	211,500	(3,745)
Net Value of Outstanding Forward Currency Contracts					$192,552,259	$1,213,147

CHF EUR JPY NOK RON SEK SGD USD	Swiss Franc Euro Japanese Yen Norwegian Krone Romanian New Leu Swedish Krona Singapore Dollar U.S. Dollars

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2015 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value^ (Note 2)	$256,374,531
Investments in affiliated securities, at value*	16,474,598
Total investments, at value	272,849,129
Unrealized gain on forward foreign currency contracts	1,494,966
Foreign currency (cost $168,994)	168,153
Receivables:
Investment securities sold	3,560,379
Cash held as collateral	2,603,666
Fund shares sold	481,289
Dividends and interest, net	130,879
Dividend reclaims	171,661
Due from broker, net	13,097,266
Other	2,426
Prepaid expenses	48,675
Total assets	294,608,489

LIABILITIES
Unrealized loss on forward foreign currency contracts	281,819
Securities sold but not yet purchased, at market value#	13,873,079
Payables:
Investment securities purchased	1,288,676
Foreign currency payable	207
Fund shares redeemed	76,549
Investment advisory fees, net	207,175
Administration fees	19,282
Custody fees	26,261
Distribution fees	7,901
Fund accounting fees	8,767
Transfer agent fees	11,537
Trustee fees	7,163
Other accrued expenses	40,651
Total liabilities	15,849,067
NET ASSETS	$278,759,422

COMPONENTS OF NET ASSETS
Paid-in capital	$256,382,614
Undistributed net investment income	4,070,925
Accumulated net realized gain on investments, foreign
currency transactions & forward currency contracts	7,777,469
Net unrealized appreciation on investments, foreign
currency transactions & forward foreign currency contracts	10,528,414
Net assets	$278,759,422
^ Cost of unaffiliated investments	$250,476,228
* Cost of affiliated investments	$13,744,106
# Proceeds received	$14,574,833

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2015 (Unaudited), Continued

Investor Class:
Net assets	$37,849,405
Shares issued and outstanding (unlimited number
of shares authorized without par value)	3,261,330
Net asset value, and redemption price per share	$11.61

Institutional Class:
Net assets	$240,910,017
Shares issued and outstanding (unlimited number
of shares authorized without par value)	20,634,070
Net asset value, and redemption price per share	$11.68

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Six Months Ended June 30, 2015 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of $476,478 foreign withholding tax)
Unaffiliated issuers	$3,729,591
Affiliated issuers	130,291
Interest	67,049
Other income	53
Total investment income	3,926,984

EXPENSES (Note 3)
Investment advisory fees	1,315,205
Custody fees	151,850
Dividend fees	125,446
Administration fees	63,377
Transfer agent fees	60,088
Legal fees	46,910
Distribution fees – Investor Class	45,140
Fund accounting fees	34,685
Registration fees	26,032
Insurance expense	23,145
Chief Compliance Officer fees	22,761
Audit fees	20,965
Trustee fees	15,430
Reports to shareholders	12,260
Miscellaneous expenses	5,884
Total expenses	1,969,178
Fees recouped	—
Net expenses	1,969,178
Net investment income	1,957,806

REALIZED AND UNREALIZED GAIN ON INVESTMENTS &
FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments, foreign currency
transactions & forward foreign currency contracts
Unaffiliated issuers	23,785,473
Affiliated issuers	—
Change in net unrealized appreciation on investments, foreign currency translations & forward foreign currency contracts
Unaffiliated issuers	(1,014,696)
Affiliated Issuers	937,458
Net realized and unrealized gain on investments, foreign
currency transactions & forward foreign currency contracts	23,708,235
Net increase in net assets resulting from operations	$25,666,041

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2015#	2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$1,957,806	$(877,301)
Net realized gain on investments, foreign currency
transactions, forward foreign currency contracts &
securities sold but not yet purchased	23,785,473	4,644,493
Change in net unrealized depreciation on investments, foreign
currency translations & forward foreign currency contracts	(77,238)	(20,246,546)
Net increase (decrease) in net assets resulting
from operations	25,666,041	(16,479,354)

FROM DISTRIBUTIONS
Net investment income – Investor Class	—	(1,590,274)
Net investment income – Institutional Class	—	(10,411,345)
Net decrease in net assets resulting
from distributions paid	—	(12,001,619)

CAPITAL SHARE TRANSACTIONS (Note 3)
Net increase in net assets derived from net change in
outstanding shares – Investor Class	1,343,203	8,809,495
Net increase in net assets derived from net change in
outstanding shares – Institutional Class	18,705,823	97,100,731
Total increase in net assets
from capital share transactions	20,049,026	105,910,226
Total increase in net assets	45,715,067	77,429,253

NET ASSETS
Beginning of period/year	233,044,355	155,615,102
End of period/year	$278,759,422	$233,044,355
Undistributed net investment income	$4,070,925	$2,113,119

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2015#		December 31, 2014
Investor Class	Shares	Value	Shares	Value
Shares sold	392,509	$4,430,002	1,764,178	$20,264,915
Shares issued in reinvestment
of distributions	—	—	147,537	1,518,160
Shares redeemed1	(276,718)	(3,086,799)	(1,151,424)	(12,973,580)
Net increase	115,791	$1,343,203	760,291	$8,809,495

	Six Months Ended		Year Ended
	June 30, 2015#		December 31, 2014
Institutional Class	Shares	Value	Shares	Value
Shares sold	3,432,192	$38,629,711	11,451,084	$133,511,275
Shares issued in reinvestment
of distributions	—	—	985,879	10,193,991
Shares redeemed2	(1,724,180)	(19,923,888)	(4,212,987)	(46,604,535)
Net increase	1,708,012	$18,705,823	8,223,976	$97,100,731

#	Unaudited.
1	Net of redemption fees of $335 and $143, respectively.
2	Net of redemption fees of $301 and $2,150, respectively.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

INVESTOR CLASS*

Six-Months
Ended
June 30,	Year Ended December 31,
2015#	2014	2013	2012	2011	2010**
Net asset value, beginning
of period/year	$10.52	$11.85	$8.59	$8.31	$10.50	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)***	0.07	(0.07)	0.03	0.31	0.14	0.02
Net realized and
unrealized gain (loss)
on investments	1.02	(0.73)	3.23	0.29	(2.25)	0.48
Total from
investment operations	1.09	(0.80)	3.26	0.60	(2.11)	0.50

LESS DISTRIBUTIONS
From net
investment income	—	(0.53)	—	(0.28)	(0.08)	—
Return of capital	—	—	—	(0.04)	—	—
Total distributions	—	(0.53)	—	(0.32)	(0.08)	—
Paid-in capital
from redemption
fees (Note 2)	0.00	1	0.00	1	0.00	1	0.00	1	0.00	1	0.00	1
Net asset value,
end of period/year	$11.61	$10.52	$11.85	$8.59	$8.31	$10.50
Total return***	10.36	%^	(6.83)%	37.95%	7.24%	(20.04)%	5.00%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$37,849	$33,077	$28,258	$13,491	$5,331	$3,651
Portfolio turnover rate	35	%^	42%	54%	45%	94%	77%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

INVESTOR CLASS*

	Six-Months
	Ended
	June 30,	Year Ended December 31,
	2015#	2014	2013	2012		2011	2010**
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses
absorbed2,6	1.70%	1.60%	1.81%	2.13%		2.24%	3.60%
After expenses
absorbed3,6	—	—	1.62%	1.61%		1.70%	1.62%
After expenses
recouped3,6	—	1.61%	—	—		—	—

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses
absorbed4,6	1.26%	(0.59)%	0.09%	3.07	%7	0.94%	(1.59)%
After expenses
absorbed5,6	—	—	0.28%	3.59	%7	1.48%	0.39%
After expenses
recouped5,6	—	(0.60)%	—	—		—	—

#	Unaudited.
*	Prior to April 30, 2015, Investor Class shares were known as Class A shares.
**	Fund commenced operations on January 1, 2010.
***	Calculated using the average shares outstanding method.
^	Not annualized.
1	Amount less than $0.01.
2
The ratio of expenses to average net assets before expenses absorbed includes interest expense.  The ratio excluding interest expense was 1.56% for the six months ended June 30, 2015; and 1.59%, 1.79%, 2.12%, 2.14% and 3.58% for the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

3
The ratio of expenses to average net assets after expenses absorbed/recouped includes interest expense.  The ratio excluding interest expense was 1.56% for the six months ended June 30, 2015; and 1.60%, 1.60%, 1.60%, 1.60% and 1.60% for the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

4
The ratio of net investment income (loss) to average net assets before expenses absorbed includes interest expense.  The ratio excluding interest expense was 1.40% for the six months ended June 30, 2015; and (0.57)%, 0.11%, 3.08%, 1.04% and (1.57)% for the years ending December 31, 2014,  December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

5
The ratio of net investment income (loss) to average net assets after expenses absorbed/recouped includes interest expense.  The ratio excluding interest expense was 1.40% for the six months ended June 30, 2015; and (0.58)%, 0.30%, 3.60%, 1.58% and 0.41% for the years ending December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

6	Does not include expenses of the investment companies in which the Fund invests.
7	Certain prior period ratios have been corrected.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

INSTITUTIONAL CLASS*

Six-Months
Ended
June 30,	Year Ended December 31,
2015#	2014	2013	2012	2011	2010**
Net asset value, beginning
of period/year	$10.57	$11.90	$8.61	$8.32	$10.52	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)***	0.09	(0.04)	0.05	0.34	0.17	0.03
Net realized and
unrealized gain (loss)
on investments	1.02	(0.69)	3.24	0.28	(2.26)	0.49
Total from
investment operations	1.11	(0.73)	3.29	0.62	(2.09)	0.52

LESS DISTRIBUTIONS
From net
investment income	—	(0.60)	—	(0.29)	(0.11)	—
Return of capital	—	—	—	(0.04)	—	—
Total distributions	—	(0.60)	—	(0.33)	(0.11)	—
Paid-in capital
from redemption
fees (Note 2)	0.00	1	0.00	1	0.00	1	0.00	1	—	—
Net asset value,
end of period/year	$11.68	$10.57	$11.90	$8.61	$8.32	$10.52
Total return	10.50	%^	(6.58)%	38.21%	7.55%	(19.82)%	5.20%

SUPPLEMENTAL DATA
Net assets, end of
peroid/year (thousands)	$240,910	$199,968	$127,357	$66,648	$27,595	$32,058
Portfolio turnover rate	35	%^	42%	54%	45%	94%	77%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

INSTITUTIONAL CLASS*

	Six-Months
	Ended
	June 30,	Year Ended December 31,
	2015#	2014	2013	2012		2011	2010**
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses
absorbed2,6	1.45%	1.35%	1.56%	1.88%		2.01%	3.23%
After expenses
absorbed3,6	—	—	1.37%	1.36%		1.46%	1.37%
After expenses
recouped3,6	—	1.36%	—	—		—	—

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses
absorbed4,6	1.51%	(0.33)%	0.34%	3.32	%7	1.14%	(1.30)%
After expenses
absorbed5,6	—	—	0.53%	3.84	%7	1.69%	0.56%
After expenses
recouped5,6	—	(0.34)%	—	—		—	—

#	Unaudited.
*	Prior to April 30, 2015, Institutional Class shares were known as Class I shares.
**	Fund commenced operations on January 1, 2010.
***	Calculated using the average shares outstanding method.
****	On April 30, 2015, all sales loads with respect to the Investor Class shares were eliminated. “Total Return” does not reflect any sales load that was in effect prior to that date.
^	Not annualized.
1	Amount less than $0.01.
2
The ratio of expenses to average net assets before expenses absorbed includes interest expense.  The ratio excluding interest expense was 1.31% for the six months ended June 30, 2015; and 1.34%, 1.54%, 1.87%, 1.90% and 3.21% for the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

3
The ratio of expenses to average net assets after expenses absorbed/recouped includes interest expense.  The ratio excluding interest expense was 1.31% for the six months ended June 30, 2015; and 1.35%, 1.35%, 1.35%, 1.35% and 1.35% for the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

4
The ratio of net investment income (loss) to average net assets before expenses absorbed includes interest expense.  The ratio excluding interest expense was 1.65% for the six months ended June 30, 2015; and (0.32)%, 0.36%, 3.33%, 1.25% and (1.28)% for the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

5
The ratio of net investment income (loss) to average net assets after expenses absorbed/recouped includes interest expense.  The ratio excluding interest expense was 1.65% for the six months ended June 30, 2015; and (0.33)%, 0.55%, 3.85%, 1.80% and 0.58% for the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

6	Does not include expenses of the investment companies in which the Fund invests.
7	Certain prior period ratios have been corrected.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Fund Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on January 1, 2010.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

The Fund offers Investor Class and Institutional Class shares.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Investor Class shares have no sales charge.  Institutional Class shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  For Investor Class and Institutional Class shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares (both Investor Class and Institutional Class) held less than 30 days.  Prior to April 30, 2015, Investor Class shares were known as Class A shares and Institutional Class shares were known as Class I shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Investment Valuation and Fair Value Measurement.  All domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price.  If, on a particular day, an exchange-traded or NASDAQ

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited), Continued

security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities exceeding 60 days to maturity are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and ask prices are not readily available, the pricing service provides a price determined utilizing independent quotations from bond dealers and bond market activity or by a matrix pricing method, which is a formula driven valuation technique.  The formula driven techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, ratings, and general market conditions.  Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities.  Debt securities having a maturity of less than 60 days are valued at amortized cost with any discount or premium being accreted or amortized on a straight-line basis until maturity.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and asked prices.  The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange.  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets.  As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issues.  Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited), Continued

may be higher than in the U.S.  There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S.  The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

For foreign securities traded on foreign exchanges, the Trust has selected Interactive Data Corporation’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence interval when determining the use of the FVIS prices.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price.  If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. These types of assets generally included in this category are equities listed in active markets.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited), Continued

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. The types of assets generally included in this category are bonds and financial instruments classified as derivatives.

Level 3 –	Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or required significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited), Continued

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2015^:

	Level 1	Level 2	Level 3	Total
Common Stocks
Asset Management &
Custody Banks	$10,745,975	$—	$—	$10,745,975
Casinos & Gaming	7,302,700	—	—	7,302,700
Construction &
Engineering	27,404,736	—	—	27,404,736
Diversified Financial
Services	10,319,680	—	—	10,319,680
Diversified
Telecommunication
Services	8,748,062	7,451,595	—	16,199,657
Electric Utilities	16,335,773	—	—	16,335,773
Energy Equipment
& Services	577,903	—	—	577,903
Food Products	9,472,944	—	—	9,472,944
General
Merchandise Stores	5,702,219	—	—	5,702,219
Health Care Providers
& Services	11,552,932	—	—	11,552,932
Household Durables	4,059,222	—	—	4,059,222
Industrial
Conglomerates	26,016,397	—	—	26,016,397
Insurance	19,835,044	—	—	19,835,044
Life Science Tools
& Services	6,184,245	—	—	6,184,245
Media	16,233,706	4,351,066	—	20,584,772
Metals & Mining	14,388,188	—	—	14,388,188
Multi-Line Insurance	7,177,302	—	—	7,177,302
Oil, Gas &
Consumable Fuels	5,441,904	—	—	5,441,904
Other Diversified
Financial Services	6,821,387	—	—	6,821,387
Real Estate Management
& Development	13,937,645	—	—	13,937,645
Road & Rail	4,068,817	—	—	4,068,817
Partnerships & Trusts	14,431,773	—	—	14,431,773
Warrants	2,205,650	—	—	2,205,650
Call Options Purchased	—	202,515	—	202,515
Put Options Purchased	—	222,507	—	222,507
Short-Term Investments	11,657,242	—	—	11,657,242
Total Investments
in Securities	$260,621,446	$12,227,683	$—	$272,849,129

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited), Continued

	Level 1	Level 2	Level 3	Total
Other Financial
Instruments#
Unrealized appreciation	$—	$1,213,147	$—	$1,213,147
Unrealized depreciation	—	—	—	—
Total Investments in Other
Financial Instruments	$—	$1,213,147	$—	$1,213,147
Securities Sold But Not
Yet Purchased –
Common Stocks	$13,873,079	$—	$—	$13,873,079

^	See Schedule of Investments for industry breakout.
#	Other Financial Instruments are derivative instruments (forward currency contracts), which are valued at the unrealized appreciation (depreciation) on the investments.

Transfers between levels are determined as of the end of the reporting period.  There were no Level 3 securities held by the Fund during the six months ended June 30, 2015.  It is the Fund’s policy to recognize transfers at the value as of the beginning of the period.  Below are the transfers between Levels 1 and 2 during the reporting period from January 1, 2015 to June 30, 2015.

Transfers into Level 1	$104,593,508
Transfers out of Level 1	—
Net transfers in and/or out of Level 1	$104,593,508
Transfers into Level 2	$—
Transfers out of Level 2	(104,593,508)
Net transfers in and/or out of Level 2	$(104,593,508)

B.
Financial Derivative Instruments.  The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may employ hedging strategies.  Hedging is a technique designed to reduce a potential loss to a fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements.  When pursuing these hedging strategies, the Fund will primarily engage in forward foreign currency exchange contracts.  However, the Fund may also engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies,

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited), Continued

or options on currency futures.  In addition, the Fund may engage in other types of transactions, such as the purchase and sale of exchange-listed and over-the-counter (“OTC”) put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts.

Statement of Assets and Liabilities

Market values of Derivative Instruments as of June 30, 2015:

	Asset Derivatives		Liability Derivatives
	as of June 30, 2015		as of June 30, 2015
	Balance		Balance
	Sheet		Sheet
Derivative Instruments	Location	Fair Value	Location	Fair Value
Forward Currency Contracts	Unrealized	$1,494,966	Unrealized	$281,819
	gain on		loss on
	forward		forward
	currency		currency
	contracts		contracts
Call Options Purchased	Investments	202,515	—	—
in securities,
at value
Put Options Purchased	Investments	222,507	—	—
in securities,
at value
Total		$1,919,988		$281,819

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited), Continued

Statement of Operations

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2015:

			Location of	Change in
			Unrealized	Unrealized
	Location	Realized	Appreciation	Appreciation
	of Gain	Gain	(Depreciation)	(Depreciation)
	(Loss) on	(Loss) on	on	on
	Derivatives	Derivatives	Derivatives	Derivatives
Derivative	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income
Forward	Net realized gain	$14,557,625	Change in net	$(3,814,358)
Currency	on foreign currency		unrealized
Contracts	transactions &		depreciation on
	forward currency		foreign currency
	contracts		translations &
forward contracts

Call Options	Net realized gain	1,347,921	Change in net	(238,745)
Purchased	on investments		unrealized
	and options		depreciation
on investments

Put Options	Net realized loss	(1,337,941)	Change in net	584,160
Purchased	on investments		unrealized
	and options		appreciation
on investments
Total		$14,567,605		$(3,468,943)

C.
Offsetting Assets and Liabilities.  The Fund is subject to an arrangement with its sole counter party (Morgan Stanley) which governs the terms of certain transactions between the Fund and Morgan Stanley.  The arrangement allows the Fund to close out and net its total exposure in the event of a default with respect to all the transactions governed within the arrangement upon settlement of multiple transactions between the two parties.  The following is a summary of offsetting transactions in the Fund as of June 30, 2015.

	Gross Amounts*	Financial
	Presented in	Instruments
	the Statement	with	Collateral	Net Amount
	of Assets &	Allowable	Received/	(not less
Description	Liabilities	Netting	Pledged	than zero)
Assets:
Forward Contracts	$1,494,966	$1,494,966	$—	$—
Liabilities:
Forward Contracts	$281,819	$(281,819)	$—	$—

*	Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited), Continued

D.
Option Writing.  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

E.
Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare dividends in each calendar year of at

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited), Continued

least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  As of December 31, 2014, there were no post-October losses.

At December 31, 2014, the Fund had capital loss carryforwards available for federal income tax purposes of $10,935,587, of which $9,370,428 are short-term unlimited losses and $1,565,159 are long-term unlimited losses.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year (2012), or expected to be taken in the Fund’s 2014 tax returns.  The Fund identifies their major tax jurisdictions as U.S. Federal New Jersey State and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

G.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions.  The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery.  All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently.  The Fund realizes gains or losses at the time the forward contracts are extinguished.  Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities.  The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.  In addition, there could be exposure to risks (limited to the

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited), Continued

amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.  The average notional value of forward currency contracts outstanding during the period ended June 30, 2015 was $179,152,250.  The average notional amount is calculated by the dollar value of open forward contracts at the end of the previous fiscal year and at each quarter end in the current fiscal year.  The notional amount is calculated based on the currency being sold converted to USD at each of the time periods noted above.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Fund’s investment Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.  See the Schedule of Investments for further information on forward currency contracts.

H.
Short Sales.  The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short.  The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale.  A Fund may,

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited), Continued

however, profit from a change in the value of the security sold short, if the price decreases.

I.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

J.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

K.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

L.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  As discussed in Note 1 above, certain shares are subject to a redemption fee if sold before a specified holding period.  Any redemption fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’ daily NAV calculation.

M.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited), Continued

N.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  The Fund has determined that there were no subsequent events that would be required to be disclosed in the Fund’s financial statements.

NOTE 3 – INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER FEES AND EXPENSES

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the six months ended June 30, 2015, the Fund incurred $1,315,205 in advisory fees.

The Adviser has agreed to contractually waive fees and reimburse other fund expenses for the Fund through May 1, 2016, so that total annual fund operating expenses, exclusive of taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary course of the Fund’s business, do not exceed:

	Share Class
Fund	Investor	Institutional
Global Value Fund	1.60%	1.35%

For the 6 months ended June 30, 2015 the Adviser waived $0 in fees for the Fund.

The Adviser is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays not more than one year after payment.  At June 30, 2015, the remaining cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund that may be reimbursed was $0.  The amount, if not recouped by December 31, 2015, will expire and no longer be subject to potential reimbursement.

The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

The agreement to contractually reimburse Fund expenses is reevaluated on an annual basis and expires May 1, 2016.  The agreement may only be terminated by the Board of Trustees.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited), Continued

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’ administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Quasar Distributors, LLC (the “Distributor”) is the Fund’s distributor.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Investor Class shares.  The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Investor Class shares.  No distribution or shareholder servicing fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the 6 months ended June 30, 2015, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $110,523,059 and $86,194,636, respectively.

There were no purchases or sales of long-term U.S. Government securities for the 6 months ended June 30, 2015.

The cost basis of investments for federal income tax purposes at June 30, 2015 was as follows:

Cost of investments	$269,300,239
Gross tax unrealized appreciation	46,176,078
Gross tax unrealized depreciation	(42,627,188)
Net tax unrealized depreciation	$3,548,890

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the 6 months ended June 30, 2015 and for the year ended December 31, 2014 for the Fund were as follows:

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2015 (Unaudited), Continued

	June 30, 2015	December 31, 2014
Distributions paid from:
Ordinary income	$ —	$12,001,619

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$229,701,043
Gross tax unrealized appreciation	28,502,899
Gross tax unrealized depreciation	(27,603,327)
Net tax unrealized appreciation	899,572
Undistributed ordinary income	2,120,607
Undistributed long-term capital gain	—
Total distributable earnings	2,120,607
Post-October Loss	—
Capital loss carryforwards	(10,395,587)
Net unrealized appreciation on foreign currency	5,018,631
Net unrealized depreciation on
security sold but not yet purchased	(392,456)
Total accumulated losses	$(3,289,233)

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Fund and the Advisor.  For the period ended June 30, 2015, the Fund had the following transactions with affiliated companies:

	Share			Share
	Balance			Balance	Realized		Value	Acqui-
	Dec. 31,			June 30,	Gain	Dividend	June 30,	sition
Issuer	2014	Purchases	Sales	2015	(Loss)	Income	2015	Cost
Retail
Holdings
NV	278,157	—	—	278,157	$—	$—	$5,702,219	$4,210,364
Saltangen
Property	199,000	65,700	—	264,700	$—	$130,291	$3,320,784	$3,470,889
AINMT
AS	—	1,102,337	—	1,102,337	$—	$—	$7,451,595	$6,062,853
Total							$16,474,598	$13,744,106

As of June 30, 2015, the market value of all securities of affiliated companies held in the Evermore Global Value Fund amounted to $16,474,598 representing 5.9% of net assets.

Evermore Global Value Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Funds Trust

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES EVERMORE FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Evermore Funds Trust chooses to share; and whether you can limit this sharing.

	Does Evermore	Can you limit
Reasons we can share your personal information.	Funds Trust share?	this sharing?
For our everyday business purposes—	Yes	No
Such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	No	We don’t share
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness
For affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

Evermore Funds Trust

PRIVACY NOTICE (Unaudited), Continued

What we do
How does Evermore	To protect your personal information from unauthorized access and
Funds Trust	use, we use security measures that comply with federal law. These
protect my personal	measures include computer safeguards and secured files and
information?	buildings.
How does Evermore	We collect your personal information, for example, when you
Funds Trust collect	• open an account
my personal	• provide account information
information?	• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit	Federal law gives you the right to limit only
all sharing?	• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies such as Evermore Global Advisors, LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Evermore Funds Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Evermore Funds Trust doesn’t jointly market.

(This Page Intentionally Left Blank.)

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

Legal Counsel
DRINKER BIDDLE & REATH LLP
1 Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Investor Class	EVGBX	300397106
Institutional Class	EVGIX	300397122

Evermore Global Advisors, LLC
89 Summit AvenueSummit, NJ 07901
www.EvermoreGlobal.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Evermore Funds Trust

By (Signature and Title)* /s/ Eric LeGoff
  Eric LeGoff, Chief Executive Officer

Date  8/28/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Eric LeGoff
   Eric LeGoff, Chief Executive Officer

Date   8/28/15

By (Signature and Title)* /s/ Salvatore DiFranco
 Salvatore DiFranco, Chief Financial Officer

Date  8/13/2015

* Print the name and title of each signing officer under his or her signature.